UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 4, 2021

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16285 Park Ten Place, Suite 500 Houston, TX	77084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PVAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition of Principal Accounting Officer

On February 4, 2021, Tammy Hinkle, Vice President and Controller of Penn Virginia Corporation (the “Company”), notified the Company that she will retire from her positions at the Company, effective as of March 31, 2021, or such earlier date as may be mutually agreed with the Company (such date, the “Effective Date”). There were no disagreements between the Company and Ms. Hinkle on any matters relating to the Company’s operations, policies or practices which led to her departure.

Also on February 4, 2021, Kayla D. Baird was appointed to serve as Vice President, Chief Accounting Officer and Controller of the Company, commencing effective as of the Effective Date. Ms. Baird’s annual base salary will be $270,000 and her annual bonus target will be 60% of her annual base salary.

Ms. Baird, age 49, served as the Vice President, Chief Accounting Officer and Controller of EnVen Energy Corporation from September 2017 through April 2020. She was previously employed by Permian Resources, LLC from September 2014 until August 2017. Prior to Permian Resources, LLC, she served in various executive positions at ConocoPhillips, including Director of Lower 48 Strategy & Portfolio Management and Reserves Reporting & Compliance; Manager of Commercial Gas, Crude & NGL; and Manager of Upstream & Corporate Accounting Policy. Ms. Baird has 24 years of experience in the oil & gas industry. Previously, she worked for 13 years in public accounting, primarily for Ernst & Young, LLP, auditing large public oil and gas companies. Ms. Baird holds a Bachelor Degree in Accounting from Langston University and is a Certified Public Accountant.

Ms. Baird has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which she will be selected as an officer of the Company. In addition, there have been no transactions directly or indirectly involving Ms. Baird that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 4, 2021	PENN VIRGINIA CORPORATION

	By:	/s/ Katherine J. Ryan
Katherine J. Ryan
Vice President, Chief Legal Counsel and Corporate Secretary